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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JUNE 27, 2001
                                                           -------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)




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



              DELAWARE                             1-12297                            22-3086739
              --------                             -------                            ----------
  (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                              Number)


       13400 OUTER DRIVE WEST                                                           48239
       ----------------------                                                           -----
            DETROIT, MI                                                          (Including Zip Code)
            -----------
  (Address of Principal Executive Offices)

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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated
               June 27, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

On June 27, 2001, United Auto Group, Inc. issued a press release announcing that an investor presentation will be available on the Company's web site beginning approximately 1:30 p.m. (ET) on June 28, 2001, and for the following 30 days. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     June 28, 2001                UNITED AUTO GROUP, INC.


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                                ROBERT H. KURNICK, JR.
                                        Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX
                                  -------------
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     EXHIBIT NUMBER                  DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE NUMBER
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      EXHIBIT 99.1                 Press Release of United Auto Group,
                                   Inc., dated June 27, 2001


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